Exhibit 32


                                CERTIFICATION OF

                           PRINCIPAL EXECUTIVE OFFICER

                        AND PRINCIPAL ACCOUNTING OFFICER

                                   PURSUANT TO

                             18 U.S.C. SECTION 1350,

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The  undersigned  hereby  certifies,  pursuant to, and as required by, 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Edison Renewables, Inc. (the "Company") on Form 10-KSB for the period ended March 31, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that information contained in such Annual Report on Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: June 29, 2004                            /s/ Paul Steo
                                                -------------------------------
                                                Paul Steo
                                                Principal Executive Officer and
                                                Principal Accounting Officer